Exhibit 99.1

FOR IMMEDIATE RELEASE

Financial Contact: Mike Knapp IDT Investor Relations Phone: (408) 284-6515 E-mail: mike.knapp@idt.com	Press Contact: Carolyn Robinson IDT Worldwide Marketing Phone: (408) 284-8200 E-mail: carolyn.robinson@idt.com

IDT REPORTS FISCAL FOURTH QUARTER AND YEAR END 2009 RESULTS

SAN JOSE, Calif., April 30, 2009 — IDT® (Integrated Device Technology, Inc.; NASDAQ: IDTI), a leading provider of essential mixed signal semiconductor solutions that enrich the digital media experience, today announced results for the fiscal fourth quarter and year ended March 29, 2009.

“Our fiscal fourth quarter results were in line with our updated projections provided on March 31, 2009,” said Dr. Ted Tewksbury, president and CEO of IDT. “Despite a sequential revenue decline resulting from weakened demand, excess channel inventory and normal seasonality, we were pleased to see our book-to-bill ratio for the March quarter above one as customer order patterns began to stabilize. In addition, we implemented a number of cost control measures which lower our non-GAAP EPS and free cash flow breakeven points, and reallocated R&D dollars to focus on select opportunities to expand our addressable market.

“We faced a challenging macroeconomic environment during our fiscal 2009, but we have embraced this disruptive opportunity to reinvent the company, hire some of the industry’s finest talent and develop innovative new growth platforms that will expand our market share and propel revenue growth when demand returns. I am confident that if we continue to innovate and execute at our current pace, IDT will emerge from this downturn as an even more vital extension of our customers’ development teams delivering increased value to our shareholders,” continued Tewksbury.

Recent Highlights

•	IDT entered into a definitive acquisition agreement pursuant to which IDT will acquire Tundra Semiconductor for CDN $6.25 per share, for an aggregate purchase price of approximately CDN $120.8 million

•	IDT introduced its new Power Smart technology and significantly expanded its power management expertise through the addition of its new analog design team

•	H3C Technologies selected IDT PCI Express® switching solutions for its SecPath high-end security systems

•	IDT introduced a new member to its family of Serial RapidIO® Central Packet Switches which provides increased bandwidth, configurability, and flexibility for next-generation cellular base stations

The following highlights the Company’s financial performance on both a GAAP and non-GAAP basis. The GAAP results include certain costs, charges, gains and losses in accordance with GAAP which are excluded from non-GAAP results based on management’s determination that they are not directly reflective of on-going operations. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results is attached to this press release.

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Revenue for the fiscal fourth quarter of 2009 was $107.4 million, compared with $177.1 million reported in the same period one year ago. Revenue for fiscal year 2009 was $663.2 million, compared with $781.5 million in fiscal year 2008.

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GAAP net loss for the fiscal fourth quarter of 2009 was $719.2 million or a loss of $4.37 per diluted share, versus GAAP net income of $17.1 million or approximately $0.10 per diluted share in the same period one year ago. As a result of the current economic environment and decline in the market value of the Company, IDT has conducted a goodwill and intangible asset impairment analysis which resulted in a non-cash charge of $686.6 million. Fiscal fourth quarter 2009 GAAP results also include $18.3 million in amortization of intangibles, $6.6 million of stock-based compensation, and $5.4 million of severance-related expense. GAAP net loss for fiscal year 2009 was $1.0 billion, compared with GAAP net income of $34.2 million in fiscal 2008.

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Non-GAAP net loss for the fiscal fourth quarter of 2009 was $2.8 million or $0.02 per diluted share, compared with non-GAAP net income of $42.7 million or $0.24 per diluted share reported in the same period one year ago. Non-GAAP net income for fiscal year 2009 was $109.8 million or $0.65 per diluted share, compared with $181.8 million or $0.96 per diluted share in fiscal year 2008.

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GAAP gross profit for the fiscal fourth quarter of 2009 was $34.7 million, compared with GAAP gross profit of $77.9 million in the same period one year ago. Non-GAAP gross profit for the fiscal fourth quarter of 2009 was $49.1 million, compared with non-GAAP gross profit of $94.4 million reported in the same period one year ago. GAAP gross profit for fiscal 2009 was $276.0 million, compared with $339.3 million for fiscal 2008. Non-GAAP gross profit was $337.0 million for fiscal 2009, compared with $407.7 million for fiscal 2008.

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GAAP R&D expense for the fiscal fourth quarter of 2009 was $38.8 million, compared with GAAP R&D expense of $38.4 million in the same period one year ago. Non-GAAP R&D expense for the fiscal fourth quarter of 2009 was $31.9 million, compared with non-GAAP R&D expense of $33.0 million in the same period one year ago. GAAP R&D expense for fiscal 2009 was $161.2 million, compared with $165.6 million for fiscal 2008. Non-GAAP R&D expense for fiscal 2009 was $137.8 million, compared with $141.6 million in fiscal 2008.

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GAAP SG&A expense for the fiscal fourth quarter of 2009 was $29.8 million, compared with GAAP SG&A expense of $34.1 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal fourth quarter of 2009 was $20.7 million, compared with non-GAAP SG&A expense of $22.3 million in the same period one year ago. GAAP SG&A expense for fiscal 2009 was $125.8 million, compared with $161.7 million for fiscal 2008. Non-GAAP SG&A expense for fiscal 2009 was $90.9 million, compared with $97.6 million for fiscal 2008.

Webcast and Conference Call Information

Investors can listen to a live or replay webcast of the Company’s quarterly financial conference call at http://www.IDT.com. The live webcast will begin at 1:30 p.m. Pacific time on April 30, 2009. The webcast replay will be available after 5:00 p.m. Pacific time on April 30, 2009.

Investors can also listen to the live call at 1:30 p.m. Pacific time on April 30, 2009 by calling (800) 230-1085 or (612) 288-0329. The conference call replay will be available after 5:00 p.m. Pacific time on April 30, 2009 through 11:59 p.m. Pacific time on May 7, 2009 at (800) 475-6701 or (320) 365-3844. The access code is 993533.

About IDT

With the goal of continuously improving the digital media experience, IDT integrates its fundamental semiconductor heritage with essential innovation, developing and delivering low-power, mixed signal solutions that solve customer problems. Headquartered in San Jose, Calif., IDT has design, manufacturing and sales facilities throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI”. Additional information about IDT is accessible at www.IDT.com.

Forward Looking Statements

Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, customer ordering patterns, channel inventory, anticipated trends in Company sales, expenses and profits, and macroeconomic conditions involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the

Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended March 30, 2008 and Quarterly Report on Form 10-Q for the period ended December 28, 2008. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting

The Company presents non-GAAP financial measures because the financial community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company’s future operating results. These non-GAAP results exclude impairment charges, acquisition-related charges, share-based compensation expense and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with another way management internally analyzes IDT’s results and may be useful. The Company has reconciled such non-GAAP results to the most directly comparable GAAP financial measures in the financial tables at the end of this press release.

Reference to these non-GAAP results should be considered in addition to results that are prepared under current accounting standards, but should not be considered a substitute for results that are presented in accordance with GAAP. It should also be noted that IDT’s non-GAAP information may be different from the non-GAAP information provided by other companies.

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IDT and the IDT logo are trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	March 29, 2009	Dec. 28, 2008	March 30, 2008	March 29, 2009	March 30, 2008
Revenues	$107,417	$167,079	$177,096	663,245	781,467
Cost of revenues	72,693	97,410	99,166	387,240	442,135

Gross profit	34,724	69,669	77,930	276,005	339,332

Operating expenses:
Research and development	38,795	37,247	38,408	161,193	165,599
Selling, general and administrative	29,753	30,879	34,051	125,808	161,708
Acquired in-process research and development	—	5,597	—	5,597	—
Goodwill and intangible assets impairment	686,634	339,051	—	1,025,685	—

Total operating expenses	755,182	412,774	72,459	1,318,283	327,307

Operating income (loss)	(720,458)	(343,105)	5,471	(1,042,278)	12,025
Other-than-temporary impairment of investment	—	(3,000)	—	(3,000)	—
Interest expense	(13)	(14)	(13)	(60)	(103)
Interest income and other, net	609	(1,150)	3,075	1,308	16,815

Income (loss) before income taxes	(719,862)	(347,269)	8,533	(1,044,030)	28,737
Income tax benefit	(683)	(2,010)	(8,565)	(421)	(5,442)

Net income (loss)	$(719,179)	$(345,259)	$17,098	(1,043,609)	34,179

Net income (loss) per share:
Basic	$(4.37)	$(2.06)	$0.10	$(6.21)	$0.18
Diluted	$(4.37)	$(2.06)	$0.10	$(6.21)	$0.18
Weighted average shares:
Basic	164,735	167,412	178,132	168,114	187,213

Diluted	164,735	167,412	178,190	168,114	189,260

INTEGRATED DEVICE TECHNOLOGY, INC.

RECONCILIATION OF GAAP TO NON-GAAP

(Unaudited)

(In thousands)

	Three Months Ended			Twelve Months Ended
	March 29, 2009	Dec. 28, 2008	March 30, 2008	March 29, 2009	March 30, 2008
GAAP Net Income (Loss)	$(719,179)	$(345,259)	$17,098	$(1,043,609)	$34,179

GAAP Diluted Income (Loss) Per Share	$(4.37)	$(2.06)	$0.10	$(6.21)	$0.18

Acquisition Related:
Amortization of acquisition related intangibles	18,286	19,652	24,485	79,390	109,994
Acquisition related costs (1)	(3)	(2)	244	(11)	2,290
Acquired In-process research and development (1)	—	5,597	—	5,597	—
Goodwill and intangible assets impairment	686,634	339,051	—	1,025,685	—
Other-than-temporary impairment of investment (2)	—	3,000	—	3,000	—
Restructuring Related:
Severance and retention costs	5,408	597	522	7,310	2,016
Assembly transition costs (3)	—	—	—	—	468
Facility closure costs (4)	28	50	106	173	401
Other:
Acquisition related interest income (5)	—	—	(781)	—	(781)
Stock-based compensation expense	6,619	9,012	8,221	32,402	41,242
Tax effects of Non-GAAP adjustments (6)	(616)	(1,604)	(7,216)	(186)	(7,977)

Non-GAAP Net Income (Loss)	$(2,823)	$30,094	$42,679	$109,751	$181,832

Non-GAAP Diluted Income (Loss) Per Share	$(0.02)	$0.18	$0.24	$0.65	$0.96

Weighted average shares:
Basic	164,735	167,412	178,132	168,114	187,213
Diluted	164,735	167,438	178,190	168,297	189,260

GAAP gross profit	34,724	69,669	77,930	276,005	339,332

Acquisition Related:
Amortization of acquisition related intangibles	12,288	13,639	15,522	55,268	62,295
Acquisition related costs (1)	—	—	139	—	1,403
Restructuring Related:
Severance and retention costs	1,143	143	15	1,942	6
Assembly transition costs (3)	—	—	—	—	468
Facility closure costs (4)	5	15	64	48	268
Other:
Stock-based compensation expense	945	787	748	3,702	3,937

Non-GAAP gross profit	49,105	84,253	94,418	336,965	407,709

GAAP R&D Expenses:	38,795	37,247	38,408	161,193	165,599

Acquisition Related:
Amortization of acquisition related intangibles	(19)	(19)	(19)	(76)	(119)
Acquisition related costs (1)	2	2	(56)	8	(105)
Restructuring Related:
Severance and retention costs	(3,337)	(454)	(468)	(4,251)	(730)
Facility closure costs (4)	(20)	(28)	(28)	(101)	(85)
Other:
Stock-based compensation expense	(3,525)	(5,101)	(4,791)	(18,927)	(22,919)

Non-GAAP R&D Expenses	31,896	31,647	33,046	137,846	141,641

GAAP SG&A Expenses:	29,753	30,879	34,051	125,808	161,708

Acquisition Related:
Amortization of acquisition related intangibles	(5,979)	(5,994)	(8,944)	(24,046)	(47,580)
Acquisition related costs (1)	1	—	(50)	3	(783)
Restructuring Related:
Severance and retention costs	(928)	—	(38)	(1,117)	(1,279)
Facility closure costs (4)	(3)	(7)	(14)	(24)	(48)
Other:
Stock-based compensation expense	(2,149)	(3,124)	(2,682)	(9,773)	(14,386)

Non-GAAP SG&A Expenses	20,695	21,754	22,323	90,851	97,632

GAAP Interest income and other, net	596	(1,164)	3,062	1,248	16,712

Acquisition related interest income (5)	—	—	(781)	—	(781)

Non-GAAP Interest income and other, net	596	(1,164)	2,281	1,248	15,931

GAAP Income Tax Benefit	(683)	(2,010)	(8,565)	(421)	(5,442)

Tax effects of Non-GAAP adjustments (6)	616	1,604	7,216	186	7,977

Non-GAAP Provision (benefit) for Income Taxes	(67)	(406)	(1,349)	(235)	2,535

(1)	Consists of costs incurred in connection with merger and acquisition-related activities, including legal and accounting fees. Also includes costs associated with our merger with ICS, such as additional depreciation resulting from purchase accounting and costs associated with the exit of previously leased facilities. In addition, the three month ended December 28, 2008 includes acquired IPR&D related to our acquisition of Silicon Optix's video processing technology and related assets.
(2)	Consists of an other-than-temporary impairment charge related to our investment in non-marketable equity security.
(3)	Consists of the costs incurred as the Company transitioned its assembly operations in Malaysia to a third-party.
(4)	Consists of ongoing costs associated with the exit of our leased facilities.
(5)	Consists of interest income from the tax settlement with IRS related to ICS pre-acquisition tax returns.
(6)	Consists of the tax effects of non-GAAP adjustments related to acquisitions and stock-based compensation expense.

INTEGRATED DEVICE TECHNOLOGY, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	March 29, 2009	March 30, 2008
ASSETS
Current assets:
Cash and cash equivalents	$136,036	$131,986
Short-term investments	160,037	107,205
Accounts receivable, net	54,895	83,091
Inventories	71,278	79,954
Deferred Taxes	1,696	4,853
Prepaid and other current assets	19,881	26,081

Total current assets	443,823	433,170

Property, plant and equipment, net	71,561	81,652
Goodwill	89,404	1,027,438
Acquisition-related intangibles	50,509	204,489
Other assets	24,627	36,504

TOTAL ASSETS	$679,924	$1,783,253

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$25,837	$44,655
Accrued compensation and related expenses	18,820	26,621
Deferred income on shipments to distributors	16,538	24,312
Income taxes payable	457	150
Other accrued liabilities	21,206	19,978

Total current liabilities	82,858	115,716

Deferred tax liabilities	3,220	7,678
Long term income taxes payable	20,907	20,673
Other long term obligations	14,314	18,364

Total liabilities	121,299	162,431

Stockholders’ equity	558,625	1,620,822

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$679,924	$1,783,253